                                                                          Page 1
Chase Manhattan Auto Owner Trust 1998-B

                                                   Statement to Certificateholders
                                                           October 16 2000
        DISTRIBUTION IN DOLLARS

              ORIGINAL            PRIOR                                                                                 CURRENT
               FACE             PRINCIPAL                                                        REALIZED  DEFERRED     PRINCIPAL
 CLASS         VALUE             BALANCE         PRINCIPAL       INTEREST         TOTAL            LOSES   INTEREST      BALANCE
A1         250,000,000.00              0.00             0.00           0.00            0.00        0.00      0.00               0.00
A2         200,000,000.00              0.00             0.00           0.00            0.00        0.00      0.00               0.00
A3         321,000,000.00     18,149,392.02    16,974,293.07      86,965.84   17,061,258.91        0.00      0.00       1,175,098.95
A4         282,800,000.00    282,800,000.00             0.00   1,366,866.67    1,366,866.67        0.00      0.00     282,800,000.00
B1          32,604,142.65     32,604,142.65             0.00     164,379.22      164,379.22        0.00      0.00      32,604,142.65
TOTALS   1,086,404,142.65    333,553,534.67    16,974,293.07   1,618,211.73   18,592,504.80        0.00      0.00     316,579,241.60

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                           PASS-THROUGH RATES
                 PRIOR                                                             CURRENT                             CURRENT
               PRINCIPAL                                                          PRINCIPAL                           PASS THRU
CLASS           FACTOR            PRINCIPAL        INTEREST        TOTAL           FACTOR                 CLASS          RATE
A1             0.00000000        0.00000000       0.00000000     0.00000000      0.00000000                A1         5.578000%
A2             0.00000000        0.00000000       0.00000000     0.00000000      0.00000000                A2         5.729000%
A3            56.54016206       52.87941766       0.27092162    53.15033928      3.66074439                A3         5.750000%
A4         1,000.00000000        0.00000000       4.83333335     4.83333335  1,000.00000000                A4         5.800000%
B1         1,000.00000000        0.00000000       5.04166669     5.04166669  1,000.00000000                B1         6.050000%
TOTALS       307.02527869       15.62428971       1.48951174    17.11380146    291.40098898

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly  Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

                                                                          Page 2
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                                   STATEMENT TO CERTIFICATEHOLDERS
                                                           Due Period                                                             30
                                                           Due Period Beginning Date                                        09/01/00
                                                           Due Period End Date                                              09/30/00
                                                           Determination Date                                               10/10/00

Section 5.8(iii)                        Servicing Fee                                                                     277,961.28
Section 5.8(iii)                        Servicing Fee per $1000                                                           0.25585440

Section 5.8(iv)                         Administration Fee                                                                  1,000.00
Section 5.8(iv)                         Administration Fee per $1000                                                      0.00092047

Section 5.8(vi)                         Pool Balance at the end of the Collection Period                              316,579,241.60

Section 5.8(vii)                        Repurchase Amounts for Repurchased Receivable
                                        By Seller                                                                               0.00
                                        By Servicer                                                                        41,810.62
                                        TOTAL                                                                              41,810.62

Section 5.8(viii)                       Realized Net Losses for Collection Period                                          99,661.75

Section 5.8(ix)                         Reserve Account Balance after Disbursement                                      9,497,377.25

Section 5.8(x)                          Specified Reserve Account Balance                                               9,497,377.25

Section 5.8(xi)                         Total Distribution Amount                                                      19,345,709.59
                                        Servicing Fee                                                                     277,961.28
                                        Administration Fee                                                                  1,000.00
                                        Noteholders Distribution Amount                                                18,428,125.58

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 3
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                        Certficateholders Distribution Amount                                             164,379.22
                                        Deposit to Reserve Account                                                        474,243.51













                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 4
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
I. Avaliable Amount in the Collection Accont
                A.Credits

                                        1. Payments from Obligors Applied to Collection Period

                                                              a. Principal Payments                                    16,773,966.50
                                                              b. Other Interest Payments                                2,470,294.59
                                                              c. Total                                                 19,244,261.09

                                        2. Proceeds from Repurchased Receivables

                                                              a. Principal Before Cutoff Date                                   0.00
                                                              b. Interest Before Cutoff Date                                    0.00
                                                              c. Principal Payments                                        41,810.62
                                                              d. Recovery of Advance                                            0.00
                                                              e. Other Interest Payments                                        0.00
                                                              f. Total                                                     41,810.62

                                        3. Reversal from Defaulted Contracts                                                    0.00

                                        4. Recovery of Defaulted Receivables                                               59,637.88

                                        5. Advance Recoveries Before Cutoff Date

                                                              a. Principal                                                    265.13
                                                              b. Interest                                                       0.00
                                                              c. Total                                                        265.13

                                        6. Net Adjustments                                                                      0.00

                                        7.  Reserve Fund Transfer Amount                                                        0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 5
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                 8. Overpayment From Obligors                                                               4,575.32

                                 9. Total Credits                                                                      19,350,550.04

         B. Debits

                                 1. Overpayments From Obligors                                                              4,575.32

                                 2. Advance Recovery Amount Before Cutoff Data to Seller
                                                       a. Principal                                                           265.13
                                                       b. Interest.                                                             0.00
                                                       c. Total                                                               265.13

                                 3. Reversal of Defaulted Contracts                                                             0.00

                                 4. Total Debits                                                                            4,840.45

         C. Total Available Amount (Lines A-B)                                                                         19,345,709.59





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 6
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
II. Liquidation Proceeds on Defaulted Receivables for the Collection Period

                                        A.  Principal                                                                     158,515.95
                                        B.  Interest                                                                       16,300.43
                                        C.  Total                                                                         174,816.38

III.  Disbursements from Collection Account

                A. Avalaible Distribution Amount

                                        1.  Available Distribution Amount                                              19,345,709.59
                                        2.  Reserve Account Transfer Amount                                                     0.00
                                        3.  Total Distribution Amount                                                  19,345,709.59

                B.  Monthly Servicing Fee                                                                                 277,961.28

                C.  Monthly Administration Fee                                                                              1,000.00

                D.  Noteholders Interest Distributable Amount                                                           1,453,832.51

                E.  Certificateholders Interest Distributable Amount                                                      164,379.22

                F.  Noteholders Principal Distributable Amount                                                         16,974,293.07

                G.  Certificateholders Principal Distributable Amount                                                           0.00

                H.  Deposit to Reserve Account                                                                            474,243.51

IV. Monthly Disbursements

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 7
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000

                A. Pool Servicing Fee

                                        a.  Monthly Servicing Fee                                                         277,961.28
                                        b.  Unpaid Monthly Servicing Fee                                                        0.00
                                        c.  Total                                                                         277,961.28

                B. Administrative Fee

                                        a.  Monthly Administration Fee                                                      1,000.00
                                        b.  Unpaid Monthly Administration Fee                                                   0.00
                                        c.  Total                                                                           1,000.00

                C. Noteholders' Interest Distributable Amount

                                        Class A-1  Monthly Interest                                                             0.00
                                        Class A-1  Carryover Shortfall                                                          0.00
                                        Class A-1  Total                                                                        0.00
                                        Class A-2  Monthly Interest                                                             0.00
                                        Class A-2  Carryover Shortfall                                                          0.00
                                        Class A-2  Total                                                                        0.00





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 8
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
                                        Class A-3  Monthly Interest                                                        86,965.84
                                        Class A-3  Carryover Shortfall                                                          0.00
                                        Class A-3  Total                                                                   86,965.84
                                        Class A-4  Monthly Interest                                                     1,366,866.67
                                        Class A-4  Carryover Shortfall                                                          0.00
                                        Class A-4  Total                                                                1,366,866.67
                                        Total for Notes  Monthly Interest                                               1,453,832.51
                                        Total for Notes  Carryover Shortfall                                                    0.00
                                        Total for Notes  Total                                                          1,453,832.51

                D. Certificateholders' Interest Distributable Amount

                                        Class B-1  Monthly Interest                                                       164,379.22
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                  164,379.22
                                        Total for Certificates  Monthly Interest                                          164,379.22
                                        Total for Certificates  Carryover Shortfall                                             0.00
                                        Total for Certificates  Total                                                     164,379.22

                E.  Noteholders' Principal Distributable Amount

                                        Class A-1  Monthly Principal                                                            0.00
                                        Class A-1  Carryover Shortfall                                                          0.00
                                        Class A-1  Total                                                                        0.00
                                        Class A-2  Monthly Principal                                                            0.00
                                        Class A-2  Carryover Shortfall                                                          0.00
                                        Class A-2  Total                                                                        0.00
                                        Class A-3  Monthly Principal                                                   16,974,293.07
                                        Class A-3  Carryover Shortfall                                                          0.00
                                        Class A-3  Total                                                               16,974,293.07
                                        Class A-4  Monthly Principal                                                            0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 9
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                        Class A-4  Carryover Shortfall                                                          0.00
                                        Class A-4  Total                                                                        0.00
                                        Total for Notes  Monthly Principal                                             16,974,293.07
                                        Total for Notes  Carryover Shortfall                                                    0.00
                                        Total for Notes  Total                                                         16,974,293.07

                F. Certificateholders' Principal Distributable Amout

                                        Class B-1  Monthly Principal                                                            0.00
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                        0.00
                                        Total for Certificates  Monthly Principal                                               0.00
                                        Total for Certificates  Carryover Shortfall                                             0.00
                                        Total for Certificates  Total                                                           0.00

                G.  Total Disbursements                                                                                18,871,466.08

V. Payment Deficiency Amount

                A. Scheduled Monthly Disbursements                                                                     18,871,466.08
                B. Available Distribution Amount                                                                       19,345,709.59





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 10
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
                C. Payment Deficiency Amount                                                                                    0.00

VI. Reserve Account Transfer Amount

                A. Available Reserve Amount                                                                            10,006,606.04
                B. Payment Deficiency Amount                                                                                    0.00
                C. Withdrawal for Write-Off                                                                                     0.00
                D.  Reserve Account Withdrawal (MIN:  Lines A and (B+C))                                                        0.00

VII. Pool Balance Reduction Allocation for Collection Period
                A. Beginning Pool Balance                                                                             333,553,534.67

                B. Pool Balance Reduction

                                        1. Avalaible Principal

                                                              a.  Principal Payments                                   16,773,966.50
                                                              b.  From Repurchased Receivables                             41,810.62
                                                              c.  Total                                                16,815,777.12

                                        2.  From Defaulted Receivables                                                    158,515.95

                                        3.  Total Pool Balance Reduction                                               16,974,293.07

                C. Ending Pool Balance                                                                                316,579,241.60

                D. Allocations

                                        1.Percentage Allocation

                                                              a.  Notes                                                100.00000000%
                                                              b.  Certificates                                           0.00000000%

                                        2. Monthly Principal Allocation

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 11
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                    a.  Notes                                                                          16,974,293.07
                                    b.  Certificates                                                                            0.00

VIII. Delinquency and Defaults

                                     Group 1
                                                                            Principal        Delinquency Principal
                                     Period                  Number           Amount                Balance
                                    30-59 days               1,065            743,009.77          8,635,086.19
                                    60-89 days                 162            169,095.25          1,280,910.48
                                    90-119 days                 73             93,276.51            534,863.24
                                    120-149 days                39             65,527.39            228,054.65
                                    150-179 days                18             21,342.76             61,127.19
                                    180-209 days                 5              6,357.01             27,123.99
                                    210-239 days                 8             23,472.84             53,821.01
                                    240+ days Delinquent         0                  0.00                  0.00
                                     Total                   1,370          1,122,081.53         10,820,986.75

          B. Principal amount of loans in defaulted receivables                                                           158,515.95





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 12
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
        C. Delinquency Percentage

                   1. Outstanding principal balance for deliquency >= 60 days                                           2,185,900.56
                   2. Pool Principal Ending Balance                                                                   316,579,241.60
                   3. Delinquency Percentage                                                                             0.69047501%

IX. Pool Delinquency Percentages

        A. Delinquency Percentage for 2nd previous period                                                                0.67845768%
        B. Delinquency Percentage for previous period                                                                    0.69665875%
        C. Delinquency Percentage for current period                                                                     0.69047501%
        D. Average Deliquency Percentage                                                                                 0.68853048%

X. Portfolio Loss Ratios

        A. Net Loss Ratio for 2nd previous period                                                                        0.64548677%
        B. Net Loss Ratio for previous period                                                                            0.73332534%
                   1. Principal Balance of Defaulted Receivables                                                          158,515.95
                   2. Principal Recoveries on Defaulted Receivables                                                        58,854.20
                   3. Average Pool Balance for Collection Period                                                      325,066,388.13
                   4. Net Loss Ratio for Current Period(12*(1-2)/3)                                                      0.36790669%

        D.  Average Net Loss Ratio ((A+B+C) / 3)                                                                         0.58223960%

XI. Specified Reserve Account Balance

        A. Calculation for Reserve Account Floor Amount

                   1. Guaranteed Floor Amount                                                                           8,148,031.07
                   2.  Possible Floor Amount
                                      a. Principal Balance at the Beginning of Next Collection Period                 316,579,241.60

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 13
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                   b. Cumulative Monthly Interest through Final Distribution Data

Class A-1 Balance
Class A-1 Interest Rate
Class A-1 Service Rate
Class A-1 Term
Class A-1 Interest
Class A-1 Service Fee
Class A-1 Total

Class A-2 Balance
Class A-2 Interest Rate
Class A-2 Service Rate
Class A-2 Term
Class A-2 Interest
Class A-2 Service Fee
Class A-2 Total

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 14
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
Class A-3 Balance
Class A-3 Interest Rate
Class A-3 Service Rate
Class A-3 Term
Class A-3 Interest
Class A-3 Service Fee
Class A-3 Total

Class A-4 Balance
Class A-4 Interest Rate
Class A-4 Service Rate
Class A-4 Term
Class A-4 Interest
Class A-4 Service Fee
Class A-4 Total

Class B-1 Balance
Class B-1 Interest Rate
Class B-1 Service Rate
Class B-1 Term

Class B-1 Interest
Class B-1 Service Fee
Class B-1 Total

                                c. Possible Floor Amount equals Pool Balance + Interest + Service Fee
                                   (Lines a+b)                                                                        370,723,862.35

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 15
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                3. Reserve Account Floor (Minimum Lines 1 and 2)                                        8,148,031.07

        B. Possible Reserve Account Amount

                                1. Reserve Account Trigger Percentages

                                                      a. Average Delinquency Percentage                                  0.68853048%
                                                      b. Average Delinquency Percentage Trigger                          1.75000000%
                                                      c. Average Loss Ratio                                              0.58223960%
                                                      d. Average Loss Ratio Trigger                                      1.75000000%
                                                      e. Maximum Reserve Account Percentage Specified                    6.00000000%
                                                      f. Minimum Reserve Account Percentage specified                    3.00000000%
                                                      g. Reserve Account Percentage Applied                              3.00000000%

                                2. Pool Principal Balance                                                             316,579,241.60
                                3. Possible Reserve Account Amount                                                      9,497,377.25

        C. Specified Reserve Account Balance (Max: Lines A and B)                                                       9,497,377.25





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 16
Chase Manhattan Auto Owner Trust 1998-B

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
XII. Reserve Account

        A.  Reserve Account Balance After Disbursement from Previous Period
                                1.  Reserve Account Balance After Disbursement from Previous Period                    10,006,606.04
                                2.  Reserve Account Transfer Amount                                                             0.00
                                3.  Investment Earnings                                                                    54,433.08
                                4.  Deposit to Reserve Account After Disbursement                                         474,243.51
                                5.  Amount After Deposit                                                               10,535,282.63

        B.  Specified Reserve Account Balance                                                                           9,497,377.25

        C.  Available Reserve Account Amount (Min:  Lines A and B)                                                      9,497,377.25
                                1.  Excess in Reserve Acct: Max(LinesA.5 - B and 0)                                     1,037,905.38
        D.  Excess Amount to Seller                                                                                     1,037,905.38
        F.  Ending Reserve Account Balance                                                                              9,497,377.25

XIII. Weighted Average Coupon as of Current Period

XIV. Weighted Average Maturity as of Current Period





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION